Income Taxes - Summary of Reconciliation of the Beginning and Ending Amount of Unrecognized Tax Benefit (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Balance at beginning of the year	$ 7,068	$ 6,409
Additions/(reductions) for tax positions - prior year	0	0
Increase related to current year positions	555	659
Balance at the end of the year	$ 7,623	$ 7,068